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                                                                    EXHIBIT 99.1

                                CERTIFICATIONS OF
             CO-CHIEF EXECUTIVE OFFICERS AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                    SECTION 906 OF SARBANES-OXLEY ACT OF 2002

            In connection with the quarterly report on Form 10-QSB of Whitewing Environmental Corp. (the "Company") for the year ended December 31, 2002 (the "Report"), I, Andrew V. Latham, Jr., hereby certify in my capacity as Co-Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

            1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 27, 2003                        By: /s/ Andrew V. Latham, Jr.
                                               ---------------------------------
                                               Name: Andrew V. Latham, Jr.
                                               Title: Co-Chief Executive Officer

            In connection with the quarterly report on Form 10-QSB of Whitewing Environmental Corp. (the "Company") for the year ended December 31, 2002 (the "Report"), I, Norman Raben, hereby certify in my capacity as Co-Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

            1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 27, 2003                      By: /s/ Norman Raben
                                             -----------------------------------
                                             Name: Norman Raben
                                             Title: Co-Chief Executive Officer

            In connection with the quarterly report on Form 10-QSB of Whitewing Environmental Corp. (the "Company") for the year ended December 31, 2002 (the "Report"), I, Barbara Kane-Burke, hereby certify in my capacity as Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

            1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 27, 2003                           By: /s/ Barbara Kane-Burke
                                                  ------------------------------
                                                  Name: Barbara Kane-Burke
                                                  Title: Chief Financial Officer